UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported)  November 16, 2000
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                             American River Holdings
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             (Exact name of registrant as specified in its chapter)

California                             0-31525                   68-0352144
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(State or other jurisdiction         (Commission                (IRS Employer
     Of incorporation)               File Number)            Identification No.)

1545 River Park Drive, Suite 107, Sacramento, California            95815
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code               (916) 565-6100
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Page 1 of 4 Pages
The Index to Exhibits is on Page 3
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Item 5. Other Events.

         Registrant issued a press release November 16, 2000 announcing a five percent stock dividend payable on December 19, 2000 to shareholders of record as of December 4, 2000. The foregoing description is qualified by reference to the press release attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

(99.1)   Press release dated November 16, 2000


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  AMERICAN RIVER HOLDINGS


November 16, 2000                 /s/ MITCHELL A. DERENZO
                                  --------------------------------------------
                                  Mitchell A. Derenzo, Chief Financial Officer


Page 2 of 4 Pages
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                                INDEX TO EXHIBITS


EXHIBIT NO.            DESCRIPTION                                   PAGE

99.1                   Press release of American River                 4
                       Holdings dated November 16, 2000


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